Annual Shareholders’ Annual Shareholders’ Meeting Meeting Greer Bancshares, Inc. Greer Bancshares, Inc. April 26, 2007 April 26, 2007 Welcome Shareholders! Exhibit 99.1

Agenda
Agenda
Welcome and Opening Remarks
Welcome and Opening Remarks
–
–
David M. Rogers, Chairman of the Board
David M. Rogers, Chairman of the Board
Invocation
Invocation
Introduction of Special Guests
Introduction of Special Guests
–
–
Bill Pitman of Leatherwood Law Firm
Bill Pitman of Leatherwood Law Firm
–
–
David Wiggins of Dixon Hughes PLLC
David Wiggins of Dixon Hughes PLLC
Report on Compilation of Proxies
Report on Compilation of Proxies
–
–
J. Richard Medlock, Jr., Chief Financial Officer
J. Richard Medlock, Jr., Chief Financial Officer
Shareholder Update
Shareholder Update
–
–
R. Dennis Hennett, CEO
R. Dennis Hennett, CEO

Disclaimer
Disclaimer
I and certain of our executive officers will now make presentations
I and certain of our executive officers will now make presentations about our past performance and future plans. I must caution you that about our past performance and future plans. I must caution you that these presentations will contain certain “forward-looking statements”
these presentations will contain certain “forward-looking statements”
concerning our future financial condition, business plans,
concerning our future financial condition, business plans,
operations,
operations,
opportunities
opportunities
and
and
prospects,
prospects,
including
including
factors
factors
which
which
may
may
affect future earnings. Such forward-looking statements are made affect future earnings. Such forward-looking statements are made pursuant to the safe harbor provisions of the Private Securities pursuant to the safe harbor provisions of the Private Securities
Litigation Reform Act of 1995. They are based on management’s
Litigation Reform Act of 1995. They are based on management’s current knowledge and assumptions about future events and involve current knowledge and assumptions about future events and involve risks
risks
and
and
uncertainties
uncertainties
that
that
could
could
cause
cause
actual
actual
results
results
to
to
differ
differ
materially from anticipated results. Additional information concerning materially from anticipated results. Additional information concerning factors that could cause actual results to materially differ from those factors that could cause actual results to materially differ from those in such forward-looking statements is contained in our Form 10-K for in such forward-looking statements is contained in our Form 10-K for
2006 filed with the Securities and Exchange Commission, and in our
2006 filed with the Securities and Exchange Commission, and in our
2006 Annual Report which you received with your Proxy Statement.
2006 Annual Report which you received with your Proxy Statement.

Shareholder Update
Shareholder Update
Initial Capitalization of Bank = $4,828,940
Initial Capitalization of Bank = $4,828,940
Stockholder’s Equity @ 12/31/06 = $22,542,228
Stockholder’s Equity @ 12/31/06 = $22,542,228
$22,542,228 -
$22,542,228 -
$4,828,940 = $17,713,288
$4,828,940 = $17,713,288
20.3% annualized increase in book value over
20.3% annualized increase in book value over
18 years of operations
18 years of operations
$1,675,338 paid in cash dividends during 2006;
$1,675,338 paid in cash dividends during 2006;
$6,730,055 in cash dividends paid over the past
$6,730,055 in cash dividends paid over the past
five years!
five years!

Shareholder Update
Shareholder Update
Market value of GRBS @ 3/31/07 =
Market value of GRBS @ 3/31/07 =
$21.75
$21.75
Shares outstanding @ 3/31/07= 2,475,849
Shares outstanding @ 3/31/07= 2,475,849
2,475,849 x $21.75 = $53,849,716 in
2,475,849 x $21.75 = $53,849,716 in
market value
market value
$53,849,716 -
$53,849,716 -
$4,828,940 = $49,020,776
$4,828,940 = $49,020,776
1,015% increase in 18 years
1,015% increase in 18 years

Election of Directors
Election of Directors
To elect two directors to hold office until
To elect two directors to hold office until
the 2009 Annual Meeting of Stockholders;
the 2009 Annual Meeting of Stockholders;
Director Nominees
Director Nominees
–
–
Steven M. Bateman
Steven M. Bateman
–
–
Raj
Raj
K. S. Dhillion
K. S. Dhillion

Election of Directors
Election of Directors
To elect four directors to hold office until
To elect four directors to hold office until
the 2010 Annual Meeting of Stockholders
the 2010 Annual Meeting of Stockholders
Walter M. Burch
Walter M. Burch
Paul D. Lister
Paul D. Lister
C. Don Wall
C. Don Wall
Theron
Theron
C. Smith, III
C. Smith, III

Proxy Votes
Proxy Votes
2,475,749 total shares outstanding on the
2,475,749 total shares outstanding on the
record date of March 16, 2007.
record date of March 16, 2007.
Report # shares voted by proxy.
Report # shares voted by proxy.
Report % of shares voted for each director
Report % of shares voted for each director
nominee.
nominee.
Congratulations and welcome to our new
Congratulations and welcome to our new
directors.
directors.
Thanks to our re-elected directors for their
Thanks to our re-elected directors for their
dedication and service.
dedication and service.

Other Business Other Business No other business has been presented for No other business has been presented for consideration by the shareholders. consideration by the shareholders.

CEO’s Comments
CEO’s Comments
Financial Performance in 2006
Financial Performance in 2006
–
–
Return on Average Assets = 0.95%
Return on Average Assets = 0.95%
–
–
Return on Average Equity  = 14.90%
Return on Average Equity  = 14.90%
–
–
Basic EPS of $1.28
Basic EPS of $1.28
Opportunities and Projects for 2007
Opportunities and Projects for 2007
–
–
Continue to grow the Bank profitably
Continue to grow the Bank profitably
–
–
Continue to improve quality of everything we do
Continue to improve quality of everything we do
–
–
Continue to reduce and manage risk
Continue to reduce and manage risk
–
–
Continue to make the company an exceptional place to work
Continue to make the company an exceptional place to work
–
–
Identify & Evaluate Additional Branch Sites
Identify & Evaluate Additional Branch Sites
–
–
Improve Shareholder Value
Improve Shareholder Value
Personal Comments
Personal Comments

President’s Comments
President’s Comments
2006 was another year of significant progress for the
2006 was another year of significant progress for the
bank.
bank.
Continued Implementation of the Strategic Growth Plan
Continued Implementation of the Strategic Growth Plan
Achieved $69 million in asset growth in 2005, reaching
Achieved $69 million in asset growth in 2005, reaching
$300 million.
$300 million.
Achieved $59 million in asset growth in 2006, reaching
Achieved $59 million in asset growth in 2006, reaching
$359 million.
$359 million.
Achieved 66% of the 5-year Strategic Growth Plan within
Achieved 66% of the 5-year Strategic Growth Plan within
first two years
first two years
Improved asset quality.
Improved asset quality.
Improved financial performance in terms of earnings per
Improved financial performance in terms of earnings per
share and return on equity.
share and return on equity.

Greer State Bank
Greer State Bank
Balance Sheet Trends
Balance Sheet Trends
12/31/05
12/31/05
Assets =        $299 M
Assets =        $299 M
Deposits =     $199 M
Deposits =     $199 M
Loans =         $198 M
Loans =         $198 M
Capital =        $ 21.6M
Capital =        $ 21.6M
Book Value =   $8.79
Book Value =   $8.79
Investments = $78 M
Investments = $78 M
Borrowings =   $75 M
Borrowings =   $75 M
12/31/2006
12/31/2006
$359 M =     + 20%
$359 M =     + 20%
$240 M =     + 20%
$240 M =     + 20%
$244 M =     + 23%
$244 M =     + 23%
$22.5 M =    + 4%
$22.5 M =    + 4%
$ 9.12          + 3.7%
$ 9.12          + 3.7%
$84 M =       + 7.7%
$84 M =       + 7.7%
$92 M =       + 23%
$92 M =       + 23%

Income Statement Trends
Income Statement Trends
12/31/05
12/31/05
Income =         $2.795 M
Income =         $2.795 M
Basic EPS =         $1.14
Basic EPS =         $1.14
Income/FTE =     $213 K
Income/FTE =     $213 K
Loan Income =  $11.7 M
Loan Income =  $11.7 M
Investments =   $  3.5 M
Investments =   $  3.5 M
Service Charges = $982K
Service Charges = $982K
12/31/2006
12/31/2006
$3,153 M =   + 12.8%
$3,153 M =   + 12.8%
$1.28 =        +  12.3%
$1.28 =        +  12.3%
$280 K =      +  31.4%
$280 K =      +  31.4%
18.6 M =      +  59%
18.6 M =      +  59%
$3.5 M =            0%
$3.5 M =            0%
$937K =       -
$937K =       -
4.6%
4.6%

Goals for 2007
Goals for 2007
Growth in Total Assets to $405 M
Growth in Total Assets to $405 M
Net Income of $3.5 M;
Net Income of $3.5 M;
$1.40 in Basic EPS;
$1.40 in Basic EPS;
Continue to evaluate future branch sites;
Continue to evaluate future branch sites;
Continue to improve on all aspects of
Continue to improve on all aspects of
bank’s operations and performance.
bank’s operations and performance.

Conclusion
Conclusion
We are making significant investments in the
We are making significant investments in the
future of the Bank.
future of the Bank.
Focus is on our customers, employees, facilities,
Focus is on our customers, employees, facilities,
and marketing.
and marketing.
Our ultimate goal is to enhance shareholder
Our ultimate goal is to enhance shareholder
value and wealth!
value and wealth!
As always, thank you for your interest and
As always, thank you for your interest and
support!
support!

Greer Financial Services Corp.
Greer Financial Services Corp.
Broker/Dealer: Raymond James Financial, Inc.
Broker/Dealer: Raymond James Financial, Inc.
President’s Report –
President’s Report –
Roger C. Sims
Roger C. Sims

Products and Services Offered
Products and Services Offered
Financial Planning
Financial Planning
Mutual Funds
Mutual Funds
Annuities
Annuities
Stocks and Bonds
Stocks and Bonds
Insurance Products
Insurance Products
College Funding
College Funding
Retirement Planning
Retirement Planning
Business Retirement Plans
Business Retirement Plans

Financial Performance
Financial Performance
2005
2005
Net income $411k
Net income $411k
Assets under
Assets under
management = $72M
management = $72M
2006
2006
$509k  + 24%
$509k  + 24%
$86M   + 19%
$86M   + 19%

Goals for 2007 Goals for 2007 Net income of $570,000 Net income of $570,000 Assets under management = $100 million Assets under management = $100 million

Closing Comments & Adjournment
Closing Comments & Adjournment
David M. Rogers
David M. Rogers
–
–
Questions from Shareholders
Questions from Shareholders
Vision, Mission, Values
Vision, Mission, Values
Thank you for your attendance and kind
Thank you for your attendance and kind
attention.
attention.
Adjournment
Adjournment